UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2016

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-201017	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, PA		17110
(Address of principal executive offices)		(Zip Code)

(717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 9, 2016, the Registrant received notice from Smith Elliott Kearns & Company, LLC (“SEK”), that SEK would not be able to meet the requirements set forth in the Public Company Accounting Oversight Board for audit firm partner rotation for periods ending after fiscal year 2016. In addition, SEK recommended that the Registrant’s audit committee should begin a formal process to engage another independent registered public accounting firm and stated they would fully cooperate with the audit transition. As a result, Riverview did, in fact, engage in a formal process to seek another independent registered public accounting firm. As a result of that process, Riverview determined on August 25, 2016, to dismiss SEK and retain Dixon Hughes Goodman LLP.

The report issued by SEK in connection with the audit of the Registrant for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, for the years ended December 31, 2015 and 2014, and the interim periods ended March 31, 2016 and June 30, 2016, there were no disagreements with SEK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During the years ended December 31, 2015 and 2014, there were no “reportable events” as such term is defined within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided SEK with a copy of this Form 8-K prior to its filing and has requested that they furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether SEK agrees with the above statements and, if not, stating the respects they do not agree. SEK has furnished that letter, and a copy of it is attached as Exhibit 16.1 to this Form 8-K.

On August 25, 2016, the audit committee of the Registrant’s board of directors, through a formal proposal process, engaged Dixon Hughes Goodman LLP (“DHG”) to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2016.

Prior to engaging DHG, the Registrant did not consult with DHG regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by DHG on the Registrant’s financial statements, and DHG did not provide any written or oral advice that was an important factor considered by the Registrant in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter dated August 25, 2016 from Smith Elliott Kearns & Company, LLC, addressed to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: August 26, 2016	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated August 25, 2016 from Smith Elliott Kearns & Company, LLC, addressed to the Securities and Exchange Commission.